EXHIBIT 10.12

                                    SUBLEASE

      THIS SUBLEASE("Sublease"),  dated December 17, 2003 (the "Effective Date")
is  entered  into  by  and  between  Extensity,   Inc.  a  Delaware  corporation
("Sublandlord"), and BioNovo, a California corporation ("Subtenant").

                                    RECITALS

      A. Sublandlord leases certain premises consisting of approximately 1,733 rentable square feet in a building, located at 2200 Powell Street, Emeryville, California, pursuant to that certain Watergate Office Lease dated January 12, 1998, between EOP-Emeryville Properties L. L. C., a Delaware limited liability company, as landlord (the "Master Landlord") and Sublandlord, as tenant (as amended or otherwise modified from time to time, the "Master Lease"), a copy of which is attached as Exhibit A, as more particularly described therein (the "Premises"). Capitalized terms used but not defined herein have the same meanings as they have in the Master Lease.

      B. Sublandlord desires to sublease to Subtenant, and Subtenant desires to sublease from Sublandlord a portion of the Premises consisting of approximately 1,733 rentable square feet, located on the 6 th floor, Suite 675, and more particularly shown on the layout attached at Exhibit B hereto ("Sublease Premises") upon the terms and conditions provided for herein.

      NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, Sublandlord and Subtenant covenant and agree as follows:

                                    AGREEMENT

      1. Sublease Premises. On and subject to the terms and conditions below, Sublandlord hereby leases to Subtenant, and Subtenant hereby leases from Sublandlord, the Sublease Premises.

      2. Term. This Sublease shall commence on January 1, 2004 or on such later date that the Subtenant obtains the consent of the Master Landlord (the "Commencement Date"), and shall expire, June 30, 2004 unless sooner terminated pursuant to any provision hereof or extended by mutual agreement of the parties. Subtenant may have possession of the Premises prior to January 1, 2004 upon full sublease execution and prior approval of the Master Landlord.

      3. Possession. If for any reason Sublandlord cannot deliver possession of the Sublease Premises to Subtenant on or before January 1, 2004, Sublandlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Sublease or the obligations of Subtenant hereunder or extend the term hereof, provided that no Rent shall be due hereunder until possession of the Sublease Premises has been delivered to Subtenant. Subtenant shall also not be subject to any liability in the event that it is unable to deliver the Sublease Premises due to failure to obtain Master Landlord approval.


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      4. Rent.

            (a) Commencing on the Commencement Date and continuing throughout the term of this Sublease, Subtenant shall pay monthly rent consisting of Base Rent and Additional Rent (as defined below) (collectively, "Rent") to Sublandlord in the following amounts:

                  (i) Base Rent. Subtenant shall pay to Sublandlord monthly base rent ("Base Rent") in the amount of $1,733.00. Rent shall be prepaid in the full amount of $10,398.00 on the Effective Date.

                  (ii) Additional Rent. In addition to Base Rent, Subtenant shall pay to Sublandlord Subtenant's Proportionate Share of Operating Costs (as that term is defined in Section 4.3 of the Master Lease) and all other costs payable by Sublandlord under the Master Lease relating to the Sublease Premises (collectively, the "Additional Rent"). Subtenant shall be responsible for operating expense and other increases over the Base Year of 2004. Additional Rent shall be payable to Sublandlord within ten (10) business days prior to when payments are due from Sublandlord pursuant to the Master Lease. Notwithstanding the foregoing, in the event any amounts payable by Sublandlord to Master Landlord are (i) due to Subtenant's breach of any provision of the Master Lease not caused by action or inactions of the Subtenant or (ii) due to Subtenant's gross negligence or willful misconduct, then such amounts shall not be pro rated between Sublandlord and Subtenant as set forth above and shall be the sole responsibility of Subtenant.

            (b) If the obligation to pay Rent does not fall on the first day of a calendar month, then Rent for the first month shall be prorated on a daily basis based upon a thirty (30) day month. Rent shall be payable to Sublandlord in lawful money of the United States, in advance, without prior notice, demand, or offset, on or before the first day of each calendar month during the term hereof. All Rent shall be paid to Sublandlord at the address specified for notices to Sublandlord in Section 14, below.

            (c) Subtenant recognizes that late payment of any Rent will result in administrative expenses to Sublandlord, the extent of which additional expenses are extremely difficult and economically impractical to ascertain. Subtenant therefore agrees that if any Rent shall remain unpaid five (5) days after such amounts are due, the amount of such Rent shall be increased by a late charge to be paid to Sublandlord by Subtenant in an amount equal to ten (10) percent of the amount of the delinquent Rent.

            (d) In the event of any casualty or condemnation affecting the Sublease Premises, Rent payable by Subtenant shall be abated hereunder, but only to the extent that Rent under the Master Lease is abated, and Subtenant waives any right to terminate this Sublease in connection with such casualty or condemnation except to the extent the Master Lease is also terminated as to the Premises or any portion thereof.

      5. Assignment and Subletting. Subtenant may not assign, sublet, transfer, pledge, hypothecate or otherwise encumber the Sublease Premises, in whole or in part, or permit the use or occupancy of the Sublease Premises by anyone other than Subtenant, unless Subtenant has obtained Sublandlord's consent thereto and the consent of Master Landlord. Any such Transfer shall be governed by Section 11 of the Master Lease.



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      6. Master Lease.  This Sublease shall be subject and subordinate to all of the terms and provisions of the Master Lease, and Master Landlord shall have all rights in respect of the Master Lease and the Premises as set forth therein. Except for payments of Base Rent and Increased Operating Costs under Section 4 of the Master Lease (which payments shall be made by Sublandlord), and, except
as  otherwise   provided   herein,   Subtenant  hereby  agrees  to  perform  for
Sublandlord's benefit, during the term of this Sublease, all of Sublandlord's obligations under the Master Lease but only to the extent they relate to the Sublease Premises which accrue during the term of this Sublease.

      7. Condition of Sublease Premises. Subtenant has used due diligence in inspecting the Sublease Premises and agrees to accept the Sublease Premises in "as-is" condition and with all faults without any representation or warranty of any kind or nature whatsoever, or any obligation on the part of Sublandlord to modify, improve or otherwise prepare the Sublease Premises for Subtenant's occupancy.

      8. Use. Subtenant may use the Sublease Premises only for the purposes as allowed in the Master Lease, and for no other purpose. Subtenant shall promptly comply with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term of this Sublease governing, affecting and regulating the Sublease Premises, including but not limited to the use thereof. Subtenant shall not use or permit the use of the Sublease Premises in a manner that will create waste or a nuisance, interfere with or disturb other tenants in the Building or violate the provisions of the Master Lease.

      9. Parking. Subtenant shall have Subtenant's proportionate share of parking fights (five parking stalls) as Sublandlord may have in connection with the Sublease Premises pursuant to the Master Lease.

      10. Incorporation of Master Lease.

            (a) All of the terms and provisions of the Master Lease, except as provided in subsection (b) below, are incorporated into and made a part of this Sublease, and the rights and obligations of the parties under the Master Lease are hereby imposed upon the parties hereto with respect to the Sublease Premises, the Sublandlord being substituted for the Landlord in the Master Lease, the Subtenant being substituted for the Tenant in the Master Lease provided, however, that the term "Landlord" in the following sections of the Master Lease shall mean Master Landlord, not Sublandlord: 6, 8.1, and 10.2. It is further understood that where reference is made in the Master Lease to the "Premises," the same shall mean the Sublease Premises as defined herein; where reference is made to the "Commencement Date," the same shall mean the Commencement Date as defined herein; and where reference is made to the "Lease," the same shall mean this Sublease.

            (b)  The   following   Paragraphs   of  the  Master  Lease  are  not
incorporated  herein:  1.1, 1.2,  2.1, 2.2, 3.1, 3.2, 3.3, 4.1, 4.2, 4.3,  17.1,
17.2, 17.3, 17.6, 17.10,  17.12,  17.13, 17.14.

            (c) Subtenant hereby assumes and agrees to perform for Sublandlord's benefit, during the term of this Sublease, all of Sublandlord's obligations with respect to the Premises under the Master Lease, except as otherwise provided herein. Subtenant shall not commit or permit to be committed any act or omission which violates any term or condition of the Master Lease. Notwithstanding anything to the contrary contained herein, this Sublease shall be subject and subordinate to all of the terms of the Master Lease.

      11. Insurance. Subtenant shall be responsible for compliance with the insurance provisions of the Master Lease. Such insurance shall insure the performance by Subtenant of its indemnification obligations hereunder and shall name Master Landlord and Sublandlord as additional insureds. All insurance required under this Sublease shall contain an endorsement requiring thirty (30) days written notice from the insurance company to Subtenant and Sublandlord before cancellation or change in the coverage, insureds or amount of any policy. Subtenant shall provide Sublandlord with certificates of insurance evidencing such coverage prior to the commencement of this Sublease.

      12. Furniture. Furniture is included in the sublease of the Premises. Sublandlord retains ownership of furniture during the sublease. Any furniture relocated from storage will be done so at Subtenant's Expense.

      13. Default. In addition to defaults contained in the Master Lease, failure of Subtenant to make any payment of Rent when due hereunder shall constitute an event of default hereunder. If Subtenant's default causes Sublandlord to default under the Master Lease, Subtenant shall defend, indemnify and hold Sublandlord harmless from all damages, costs (including reasonable attorneys' fees), liability, expenses or claims relating to such default.

         14. Notices. The addresses specified in the Master Lease for receipt of notices to each of the parties are deleted and replaced with the following:

             To Sublandlord at:                 GEAC, INC.
                                                2200 Powell St., Suite 300
                                                Emeryville, CA 94608

             To Subtenant at:                   BIONOVO

             After Commencement
             Date:                              At the Sublease Premises

      15. Sublandlord's Obligations.

            (a) To the extent that the provision of any services or the performance of any maintenance or any other act respecting the Sublease Premises, the Premises or Building is the responsibility of Master Landlord
(collectively "Master Landlord Obligations"), upon Subtenant's request, Sublandlord shall make reasonable efforts to cause Master Landlord to perform such Master Landlord Obligations, provided, however, that in no event shall Sublandlord be liable to Subtenant for any liability, loss or damage whatsoever in the event that Master Landlord should fail to perform the same, nor shall

Subtenant be entitled to withhold the payment of Rent or terminate this Sublease. It is expressly understood that the services and repairs which are incorporated herein by reference, including but not limited to the services and utilities listed in Section 6 or the maintenance and repairs listed in Section 8.1, will in fact be furnished by Master Landlord and not by Sublandlord. In addition, Sublandlord shall not be liable for any maintenance, restoration (following casualty or destruction) or repairs in or to the Building or the Sublease Premises, other than its obligation hereunder to use reasonable efforts to cause Master Landlord to perform its obligations under the Master Lease.

            (b) Except as otherwise provided herein, Sublandlord shall have no other obligations to Subtenant with respect to the Sublease Premises or the performance of the Master Landlord Obligations.

      16. Early Termination of Sublease. If the Master Lease should terminate prior to the expiration of this Sublease, Sublandlord shall have no liability to Subtenant on account of such termination. To the extent that the Master Lease grants Sublandlord any discretionary fight to terminate the Master Lease, whether due to casualty, condemnation, or otherwise, Sublandlord shall be entitled to exercise or not exercise such fight in its complete and absolute discretion.

      17. Consent of Master Landlord and Sublandlord. If Subtenant desires to take any action which requires the consent or approval of Sublandlord pursuant to the terms of this Sublease, prior to taking such action, including, without limitation, making any alterations, then, notwithstanding anything to the contrary herein, (a) Sublandlord shall have the same rights of approval or disapproval as Master Landlord has under the Master Lease, and (b) Subtenant shall not take any such action until it obtains the consent of Sublandlord and Master Landlord, as may be required under this Sublease or the Master Lease. This Sublease shall not be effective unless and until any required written consent of the Master Landlord shall have been obtained.

      18. Brokers. Each party hereto represents and warrants that it has dealt with no broker in connection with this Sublease and the transactions contemplated herein, except Cornish & Carey Commercial and Aegis Realty Partners. Each party shall indemnify, protect, defend and hold the other party harmless from all costs and expenses (including reasonable attorneys' fees) arising from or relating to a breach of the foregoing representation and warranty.

      19. Surrender of Sublease Premises. Upon the expiration or earlier termination of this Sublease, Subtenant shall surrender the Sublease Premises in the condition required under the Master Lease.

      20. No Third Party Rights. The benefit of the provisions of this Sublease is expressly limited to Sublandlord and Subtenant and their respective permitted successors and assigns. Under no circumstances will any third party be construed to have any rights as a third party beneficiary with respect to any of said provisions.

      21. Counterparts. This Sublease may be signed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one agreement.

      IN WITNESS WHEREOF, the parties have executed this Sublease as of the date first written above.

SUBLANDLORD:                               SUBTENANT:
------------                               ----------

EXTENSITY, INC.                            BIONOVO


By:                                        By:
    ----------------------------               ----------------------------

Name:                                      Name:
      --------------------------                 --------------------------

Title:                                     Title:
       -------------------------                  -------------------------

                           CONSENT OF MASTER LANDLORD

      EOP-Emeryville Properties L. L. C., a Delaware limited liability company, the Master Landlord under the Master Lease, hereby consents to the Sublease attached hereto, and all of the terms and conditions contained therein.

EOP-Emeryville Properties L. L. C.

By:
    ------------------------------

Name:
      ----------------------------

Title:
       ---------------------------


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                                    EXHIBIT A

                                  MASTER LEASE


c>



                                    EXHIBIT B

                                SUBLEASE PREMISES